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                                                                   EXHIBIT 10.2

                             REXENE CORPORATION

                        1994 LONG-TERM INCENTIVE PLAN


                                   ARTICLE 1

                           ESTABLISHMENT AND PURPOSE

     1.1 ESTABLISHMENT AND EFFECTIVE DATE. Rexene Corporation, a Delaware corporation (the "Corporation"), hereby establishes a stock incentive plan to be known as the "Rexene Corporation 1994 Long-Term Incentive Plan" (the "Plan"). The Plan shall become effective as of October 1, 1994, subject to the approval of the Corporation's stockholders at the 1995 Annual Meeting of Stockholders.
In the event that such stockholder approval is not obtained, any awards made hereunder shall be cancelled and all rights of employees with respect to such awards shall thereupon cease. Upon adoption of the Plan by the Management Development and Compensation Committee of the Board of Directors of the Corporation (the "Committee"), awards may be made by the Committee as provided herein.

     1.2 PURPOSE. The purpose of the Plan is to encourage and enable all salaried key employees of the Corporation and its subsidiaries to acquire a proprietary interest in the Corporation through the ownership of the Corporation's common stock, par value $.01 per share ("Common Stock"), and other rights with respect to the Common Stock. Such ownership will provide such employees with a more direct stake in the future welfare of the Corporation and encourage them to remain with the Corporation and its subsidiaries. It is also expected that the Plan will encourage qualified persons to seek and accept employment with the Corporation and its subsidiaries.


                                   ARTICLE 2

                                    AWARDS

     2.1 FORM OF AWARDS. Awards under the Plan may be granted in any one or all of the following forms: (i) nonqualified stock options ("Options"), as described in Article 5 hereof; (ii) stock appreciation rights ("Stock Appreciation Rights"), as described in Article 6 hereof, which may be awarded either in tandem with Options ("Tandem Stock Appreciation Rights") or on a stand-alone basis ("Nontandem Stock Appreciation Rights"); (iii) shares of Common Stock which are restricted as provided in Article 9 hereof ("Restricted Shares"); (iv) units representing shares of Common Stock, as described in
Article 10 hereof ("Performance Shares"); and (v) units which do not represent shares of Common Stock but which may be paid in the form of Common Stock, as described in Article 11 hereof ("Performance Units").



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     2.2   MAXIMUM SHARES AVAILABLE.  The aggregate number of shares of Common
Stock that may be issued under the Plan shall not exceed______ * shares.
Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or issued shares reacquired by the Corporation. Shares shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an award. In the event that any Options or Nontandem Stock Appreciation Rights under the Plan expire unexercised or are terminated, surrendered or cancelled without being exercised in whole or in part for any reason, or any Restricted Shares, Performance Shares or Performance Units are forfeited, or if such awards are settled in cash in lieu of shares of Common Stock, then the shares subject to such awards shall, to the extent permitted under Rule 16b-3 (as defined in Section 3.1 hereof), be available for subsequent awards under the Plan, upon such terms as the Committee may determine; provided, however, that shares subject to an Option that is cancelled in connection with the exercise of related Tandem Stock Appreciation Rights shall not be available for subsequent awards under the Plan to the extent of the shares actually issued upon exercise of such rights. Upon the exercise of any Stock Appreciation Rights granted hereunder, the number of shares reserved for issuance under the Plan shall be reduced only to the extent that shares of Common Stock are actually issued in connection with the exercise of such rights. The aggregate number of shares of Common Stock that may be issued under the Plan shall be subject to adjustment in the same manner as is provided in Article 12 hereof with respect to shares of Common Stock subject to outstanding Options.

     2.3 RETURN OF PRIOR AWARDS. As a condition to any subsequent award under the Plan, the Committee shall have the right, at its discretion, to require employees to return to the Corporation awards previously granted under the Plan. Subject to the provisions of the Plan, such new award shall be upon such terms and conditions as are specified by the Committee at the time the new award is granted.


                                   ARTICLE 3

                                ADMINISTRATION

     3.1 COMMITTEE. Awards under the Plan shall be determined, and the Plan shall be administered, by the Committee as appointed from time to time by the Board of Directors of the Corporation (the "Board"), which Committee shall be
(a) comprised solely of two or more members of the Board and (b) constituted so as to permit the Plan to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended


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*      Such number of shares shall be equal to the sum of (a) 882,000 plus (b) a number of shares (rounded upward to the nearest whole number) equal to 8.66% of the total number of shares, if any, issued by the Corporation pursuant to the exercise of the underwriters' over-allotment option granted in connection with the Corporation's public offering of Common Stock registered with the Securities and Exchange Commission pursuant to Registration Statement No. 33-55507.


                                    -2-
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("Rule 16b-3"); provided, however, that with respect to the grant of Options or
Stock Appreciation Rights under the Plan to an employee who is a "covered employee" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and other actions to be taken by the Committee with respect to such Options or Stock Appreciation Rights, the Committee shall consist solely of those persons otherwise constituting the Committee who meet the requirements of clauses (a) and (b) above and are also at the time of such grant or other action "outside directors" for purposes of Section 162(m) of the Code.

     3.2 POWERS OF COMMITTEE. Subject to the express provisions of the Plan, the Committee shall have the power and authority: (i) to grant Options and to determine the purchase price of the Common Stock covered by each Option, the term of each Option, the number of shares of Common Stock to be covered by each Option and any performance objectives or vesting standards applicable to each Option; (ii) to determine which Options, if any, shall be accompanied by Tandem Stock Appreciation Rights; (iii) to grant Tandem Stock Appreciation Rights and Nontandem Stock Appreciation Rights and to determine the terms and conditions of such rights; (iv) to grant Restricted Shares and to determine the terms of the restricted period and other conditions and restrictions applicable to such shares; (v) to grant Performance Shares and Performance Units and to determine the performance objectives, performance periods and other conditions applicable to such shares or units; and (vi) to determine the employees to whom, and the time or times at which, Options, Stock Appreciation Rights, Restricted Shares, Performance Shares and Performance Units shall be granted. The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan.

     3.3 DELEGATION. The Committee may delegate to one or more of its members or to any other person or persons such ministerial duties with respect to the Plan as it may deem advisable; provided, however, that the Committee may not delegate any of its responsibilities hereunder if such delegation would cause the Plan to fail to comply with the "disinterested administration" requirement of Rule 16b-3 or if such duties are required to be performed by the Committee to satisfy an exemption from the deduction limits of Section 162(m) of the Code. The Committee may also employ attorneys, consultants, accountants or other professional advisors and shall be entitled to rely upon the advice, opinions or valuations of any such advisors.

     3.4 INTERPRETATIONS. The Committee shall have sole discretionary authority to interpret the terms of the Plan and the respective agreements executed hereunder, to adopt and revise rules, regulations and policies to administer the Plan and to make any other determinations and perform such other actions that it believes to be necessary or advisable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any agreement executed under the Plan in the manner and to the extent the Committee shall deem expedient to carry such agreement into effect. All actions taken and interpretations and determinations made by the Committee in good faith shall be final and binding upon the Corporation, all employees who have received awards under the Plan and all other interested persons.

     3.5 LIABILITY; INDEMNIFICATION. No member of the Committee, nor any person to whom ministerial duties have been delegated, shall be personally liable for any action, interpretation or determination made with respect to the Plan or awards made hereunder, and each member of the Committee shall be fully indemnified and protected by the Corporation with respect to any liability he or she may incur with respect to any such action, interpretation or determination, to the extent permitted by applicable law and to the extent provided in the Corporation's Certificate of Incorporation and Bylaws as amended from time to time, or under any agreement between any such member and the Corporation.


                                   ARTICLE 4

                                  ELIGIBILITY

     Awards under the Plan may be made to all salaried key employees of the Corporation or any of its subsidiaries (subject to such requirements as may be prescribed by the Committee); provided, however, that no employee may receive Options or Stock Appreciation Rights under the Plan relating to more than 100,000 shares of Common Stock in the aggregate in any fiscal year of the Corporation (subject to adjustment in the same manner as is provided in Article 12 hereof with respect to shares of Common Stock subject to outstanding Options). The limitation set forth in the proviso of the immediately preceding sentence shall be applied in a manner that will permit compensation generated under the Plan to constitute "performance-based" compensation for purposes of
Section 162(m) of the Code, including, without limitation, counting against such maximum number of shares, to the extent required under Section 162(m) of the Code, any shares subject to Options or Stock Appreciation Rights that are cancelled or repriced. Awards may be made to a director of the Corporation who is not also a member of the Committee, provided that the director is also a salaried key employee. In determining the employees to whom awards shall be granted and the number of shares, rights or units to be covered by each award, the Committee shall take into account the nature of the services rendered by such employees, their present and potential contributions to the success of the Corporation and its subsidiaries and such other factors as the Committee in its sole discretion shall deem relevant. Awards may be granted under the Plan to the same individual on more than one occasion. As used in the Plan, the term "subsidiary" shall mean any present or future company (whether a corporation, partnership, joint venture or other form of entity) in which the Corporation owns, directly or indirectly, more than 50% of the economic interests.


                                   ARTICLE 5

                                    OPTIONS

     5.1 GRANT OF OPTIONS. Options may be granted under the Plan for the purchase of shares of Common Stock. Options shall be granted in such form and upon such terms and conditions, including the satisfaction of corporate or individual performance


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objectives and other vesting standards, not inconsistent with the Plan as the
Committee shall from time to time determine. Options granted under the Plan shall be nonqualified stock options which shall not be treated as incentive stock options under Section 422 of the Code.

     5.2 OPTION PRICE. The purchase price per share of Common Stock under each Option shall be specified by the Committee, but in no event shall it be less than the per share par value of the Common Stock. The purchase price so determined shall also be applicable in connection with the exercise of any Tandem Stock Appreciation Rights granted with respect to such Option.

     5.3 TERM AND EXERCISE. The term of each Option granted hereunder shall be determined by the Committee. Options shall be exercisable in whole or in installments, and at such times, as shall be determined by the Committee. The Committee, in its discretion, may accelerate the exercise date of any Option to any date following the date of grant.

     5.4 PAYMENT. Common Stock purchased upon the exercise of Options shall be paid for in full at the time of purchase. Such payment shall be made in cash or, in the discretion of the Committee, through delivery of already owned shares of Common Stock or a combination of cash and such shares (including an actual or deemed multiple series of exchanges of such shares), in accordance with procedures to be established by the Committee. Any shares so delivered shall be valued at their Market Price (as defined in Section 15.3 hereof) on the date of exercise. As soon as practicable after receipt of notice of exercise and payment in accordance with procedures to be established by the Committee, the Corporation or its agent shall deliver to the person exercising the Option (or his or her designee) a certificate for the number of whole shares of Common Stock purchased upon such exercise. Cash shall be delivered in lieu of any fractional shares.

     5.5 RIGHTS AS A STOCKHOLDER. A recipient of Options shall have no rights as a stockholder with respect to any shares issuable or transferable upon exercise thereof until the date a stock certificate is issued to such recipient representing such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other distributions on or with respect to the Common Stock for which the record date is prior to the date such stock certificate is issued.

     5.6   GENERAL RESTRICTIONS.

     (a) Each Option granted under the Plan shall be subject to the requirement that, if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the shares issuable or transferable upon exercise thereof upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue, transfer or purchase of shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.


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     (b)   The Board or the Committee may, in connection with the granting of any Option, require the individual to whom the Option is to be granted to enter into an agreement with the Corporation stating that as a condition precedent to each exercise of the Option, in whole or in part, such individual shall if then required by the Corporation represent to the Corporation in writing that such exercise is for investment only and not with a view to distribution, and also setting forth such other terms and conditions as the Board or the Committee may prescribe.

     5.7 CANCELLATION OF STOCK APPRECIATION RIGHTS. Upon the exercise of all or a portion of an Option, any related Tandem Stock Appreciation Rights shall be cancelled with respect to a number of shares of Common Stock equal to the number of shares purchased pursuant to such exercise.


                                   ARTICLE 6

                           STOCK APPRECIATION RIGHTS

     6.1   GRANT OF STOCK APPRECIATION RIGHTS.  Tandem Stock Appreciation
Rights may be awarded by the Committee in connection with all or any portion of any Option granted under the Plan, either at the time the Option is granted or thereafter at any time prior to the exercise, termination or expiration of the Option. Nontandem Stock Appreciation Rights may also be granted by the Committee at any time. At the time of grant of Nontandem Stock Appreciation Rights, the Committee shall specify the number of shares of Common Stock covered by such rights and the base price of shares of Common Stock to be used in connection with the calculation described in Section 6.4 hereof. The base price of Nontandem Stock Appreciation Rights shall be determined by the Committee in its sole discretion and may be equal to, or greater or less than, the Market Price of a share of Common Stock on the date of grant. Stock Appreciation Rights shall be subject to such terms and conditions not inconsistent with the other provisions of the Plan as the Committee shall determine.

     6.2 LIMITATIONS ON EXERCISE. Tandem Stock Appreciation Rights shall be exercisable only to the extent that the related Option is exercisable and shall be exercisable only for such period as the Committee may determine (which period may expire prior to the expiration date of the related Option). Upon the exercise of all or a portion of Tandem Stock Appreciation Rights, the related Option shall be cancelled with respect to an equal number of shares of Common Stock. Nontandem Stock Appreciation Rights shall be exercisable during such period as the Committee shall determine. Subject to the provisions of the first sentence of this Section 6.2, the Committee, in its discretion, may accelerate the exercise date of any Stock Appreciation Rights to any date following the date of grant.

     6.3   SURRENDER AND EXCHANGE OF TANDEM STOCK APPRECIATION RIGHTS.
Subject to the provisions of Section 6.6 hereof, Tandem Stock Appreciation Rights shall entitle the recipient to surrender to the Corporation unexercised the related Option, or portion thereof, and to receive from the Corporation in exchange therefor that number of shares


                                    -6-
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of Common Stock having an aggregate Market Price as of the date of exercise of such Tandem Stock Appreciation Rights equal to (A) the excess of (i) the Market Price of one share of Common Stock as of the date the Tandem Stock Appreciation Rights are exercised over (ii) the purchase price per share specified in such Option, multiplied by (B) the number of shares of Common Stock subject to the Option, or portion thereof, which is surrendered. Cash shall be delivered in lieu of any fractional shares.

     6.4 EXERCISE OF NONTANDEM STOCK APPRECIATION RIGHTS. Subject to the provisions of Section 6.6 hereof, the exercise of Nontandem Stock Appreciation Rights shall entitle the recipient to receive from the Corporation that number of shares of Common Stock having an aggregate Market Price as of the date of exercise of such Nontandem Stock Appreciation Rights equal to (A) the excess of
(i) the Market Price of one share of Common Stock as of the date the Nontandem Stock Appreciation Rights are exercised over (ii) the base price of the shares covered by the Nontandem Stock Appreciation Rights, multiplied by (B) the number of shares of Common Stock covered by the Nontandem Stock Appreciation Rights, or the portion thereof being exercised. Cash shall be delivered in lieu of any fractional shares.

     6.5 SETTLEMENT OF STOCK APPRECIATION RIGHTS. As soon as is reasonably practicable after the exercise of any Stock Appreciation Rights, the Corporation shall (i) issue, in the name of the recipient, stock certificates representing the total number of full shares of Common Stock to which the recipient is entitled pursuant to Section 6.3 or 6.4 hereof and deliver to the recipient an amount in cash equal to the Market Price, as of the date of exercise, of any resulting fractional share, and (ii) if the Committee causes the Corporation to elect to settle all or part of its obligations arising out of the exercise of such Stock Appreciation Rights in cash pursuant to Section 6.6 hereof, deliver to the recipient an amount in cash equal to the Market Price, as of the date of exercise, of the shares of Common Stock it would otherwise be obligated to deliver.

     6.6 CASH SETTLEMENT. The Committee, in its discretion, may cause the Corporation to settle all or any part of its obligations arising out of the exercise of Stock Appreciation Rights by the payment of cash in lieu of all or part of the shares of Common Stock it would otherwise be obligated to deliver in an amount equal to the Market Price of such shares on the date of exercise.


                                   ARTICLE 7

          NONTRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS

     No Option or Stock Appreciation Rights may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will or pursuant to the applicable laws of descent and distribution, and no Option or Stock Appreciation Rights shall be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of an Option or Stock Appreciation Rights not specifically permitted by the Plan shall be null and void and without effect. Options and Stock Appreciation Rights may be exercised during the


                                    -7-
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recipient's lifetime only by the recipient or his or her guardian or legal representative, or following his or her death pursuant to Section 8.3 hereof.

     Notwithstanding anything to the contrary in the preceding paragraph, the Committee may, in its sole discretion, cause the written agreement relating to any Options or Stock Appreciation Rights granted hereunder to provide that the recipient of such Options or Stock Appreciation Rights may transfer any of such Options or Stock Appreciation Rights other than by will or pursuant to the applicable laws of descent and distribution in any manner authorized under applicable law; provided, however, that in no event may the Committee permit any transfers which would cause the Plan to fail to satisfy the applicable requirements of Rule 16b-3.


                                   ARTICLE 8

                     EFFECT OF TERMINATION OF EMPLOYMENT,
                        DISABILITY, RETIREMENT OR DEATH

     8.1   GENERAL RULE.

     (a) Except as expressly determined by the Committee in its sole discretion, no Option or Stock Appreciation Rights shall be exercisable after three months following the recipient's termination of employment with the Corporation or a subsidiary, unless such termination of employment occurs by reason of Disability (as defined in Section 8.2 hereof), Retirement (as defined in Section 8.2 hereof) or death.

     (b) Options and Stock Appreciation Rights shall not be affected by any change of employment of the recipient so long as the recipient continues to be employed by either the Corporation or a subsidiary. The Committee may, in its sole discretion, cause any Option or Stock Appreciation Rights to be forfeited immediately upon an employee's termination of employment if the employee was terminated for one (or more) of the following reasons: (i) conduct involving moral turpitude or fraud, regardless of the context, which conduct shall be conclusively presumed if the employee is convicted of, or enters a plea of NOLO CONTENDERE or similar plea to, a crime involving moral turpitude or fraud; (ii) repeated intoxication by alcohol or drugs during the performance of the employee's duties; (iii) malfeasance in the conduct of the employee's duties, including misuse or diversion of funds of the Corporation or a subsidiary, embezzlement or willful and material misrepresentations or concealments on any reports submitted to the Corporation or a subsidiary; (iv) repeated material failure by the employee to perform his or her duties as an officer; or (v) material failure to follow or comply with the reasonable and lawful directives of the Board or the written policies of the Corporation or a subsidiary. It shall be within the sole discretion of the Committee to determine whether the employee's termination was for one of the foregoing reasons, and the decision of the Committee shall be final and conclusive.

     8.2 DISABILITY OR RETIREMENT. Except as expressly provided otherwise in the written agreement relating to any Option or Stock Appreciation Rights granted under the


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Plan, in the event of the Disability or Retirement of a recipient of Options or
Stock Appreciation Rights, the Options or Stock Appreciation Rights that are held by such recipient on the date of such Disability or Retirement, whether or not otherwise exercisable on such date, shall be exercisable at any time until the earlier of (i) the expiration date of the Options or Stock Appreciation Rights or (ii) two years following the date of such Disability or Retirement, at which time such Options or Stock Appreciation Rights shall terminate. "Disability" shall mean a termination of employment with the Corporation or a subsidiary because of a disability, within the meaning of the disability plans or policies of the Corporation or its subsidiaries applicable to the employee, as determined by the Committee in its sole discretion. "Retirement" shall mean a termination of employment with the Corporation or a subsidiary either (i) on a voluntary basis by a recipient who is at least 60 years of age or (ii) otherwise with the written consent of the Committee in its sole discretion. The decision of the Committee shall be final and conclusive.

     8.3   DEATH.

     (a) Except as expressly provided otherwise in the written agreement relating to any Option or Stock Appreciation Rights granted under the Plan, in the event of the death of a recipient of Options or Stock Appreciation Rights while an employee of the Corporation or a subsidiary, the Options or Stock Appreciation Rights that are held by such employee at the date of death, whether or not otherwise exercisable on the date of death, shall be exercisable by the beneficiary designated by the employee for such purpose (the "Designated Beneficiary"), or if no Designated Beneficiary shall be appointed or if the Designated Beneficiary shall predecease the employee, by the employee's personal representatives, heirs or legatees, at any time until the earlier of (i) the expiration date of the Options or Stock Appreciation Rights or (ii) two years following the date of death, at which time such Options or Stock Appreciation Rights shall terminate.

     (b) In the event of the death of a recipient of Options or Stock Appreciation Rights following a termination of employment with the Corporation or a subsidiary, if such death occurs before the Options or Stock Appreciation Rights expire or otherwise terminate, the Options or Stock Appreciation Rights that are held by such recipient at the date of death shall be exercisable by such recipient's Designated Beneficiary, or if no Designated Beneficiary shall be appointed or if the Designated Beneficiary shall predecease such recipient, by such recipient's personal representatives, heirs or legatees, to the same extent such Options or Stock Appreciation Rights were exercisable by the recipient at the date of death.


                                   ARTICLE 9

                               RESTRICTED SHARES

     9.1 GRANT OF RESTRICTED SHARES. The Committee may from time to time cause the Corporation to grant Restricted Shares under the Plan to eligible employees, subject to such restrictions, conditions and other terms not inconsistent with the Plan as the Committee may determine.

     9.2 RESTRICTIONS. At the time a grant of Restricted Shares is made, the Committee shall establish a period of time (the "Restricted Period") applicable to such Restricted Shares. Each grant of Restricted Shares may be subject to a different Restricted Period. The Committee may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which shall be applicable to all or any portion of the Restricted Shares. The Committee may also, in its sole discretion, shorten or terminate the Restricted Period or waive all or any portion of any other restrictions applicable to all or any portion of the Restricted Shares. None of the Restricted Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Restricted Shares.

     9.3 RESTRICTED SHARE CERTIFICATES. The Corporation shall issue, in the name of each employee to whom Restricted Shares have been granted (or, at the option of the Corporation, in the name of a nominee of the Corporation), stock certificates representing the total number of Restricted Shares granted to the employee, as soon as reasonably practicable after the grant. The Corporation or its agent, at the direction of the Committee, shall hold such certificates, properly endorsed for transfer, for the employee's benefit until such time as the Restricted Shares are forfeited to the Corporation or the restrictions lapse or are waived or removed.

     9.4   RIGHTS OF HOLDERS OF RESTRICTED SHARES.  Holders of Restricted
Shares shall have the right to vote such shares, to receive any cash dividends with respect to such shares and, except as otherwise expressly provided in the Plan or the award agreement relating to such shares, to enjoy all other stockholder rights. All distributions, if any, received by an employee with respect to Restricted Shares as a result of any stock split, stock distribution, a combination of shares or other similar transaction shall be subject to the restrictions of this Article 9.

     9.5 FORFEITURE. Except as expressly provided otherwise in the written agreement relating to such Restricted Shares, any Restricted Shares granted to an employee pursuant to the Plan shall be forfeited to the Corporation at no cost to the Corporation if the employee's employment with the Corporation or its subsidiaries terminates prior to the expiration or termination of the Restricted Period and the satisfaction of any other conditions applicable to such Restricted Shares; provided, however, that, unless the Committee, in its sole discretion, determines otherwise, Restricted Shares shall become fully vested upon the employee's termination of employment during the Restricted Period due to Disability, Retirement or death.

     9.6 DELIVERY OF RESTRICTED SHARES. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the Restricted Shares shall lapse and, as soon as practicable thereafter, a stock certificate for the number of Restricted Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the employee or the employee's beneficiary or estate, as the case may be.

     9.7 PAYMENT FOR RESTRICTED SHARES. An employee shall not be required to make any payment for Restricted Shares granted to such employee under the Plan, except to the extent otherwise required by law and except that the Committee may, in its discretion, charge the employee an amount in cash not in excess of the par value of the Restricted Shares so granted.


                                  ARTICLE 10

                              PERFORMANCE SHARES

     10.1 AWARD OF PERFORMANCE SHARES. For each Performance Period (as defined in Section 10.2 hereof), Performance Shares may be granted under the Plan to such eligible employees of the Corporation and its subsidiaries as the Committee shall determine in its sole discretion. Each Performance Share shall be deemed to be equivalent to one share of Common Stock. Performance Shares granted to an employee shall be credited to an account (a "Performance Share Account") established and maintained for such employee.

     10.2 PERFORMANCE PERIOD. For purposes of this Article 10, "Performance Period" shall mean such period of time as shall be determined by the Committee in its sole discretion over which the performance applicable to the Performance Share award shall be measured. Different Performance Periods may be established for different employees receiving Performance Shares and for different grants of Performance Shares. Performance Periods may run consecutively or concurrently.

     10.3 RIGHT TO PAYMENT OF PERFORMANCE SHARES. With respect to each award of Performance Shares under the Plan, the Committee shall specify at the time of the award the performance objectives (the "Performance Objectives") that must be satisfied in order for the employee to vest in the Performance Shares that have been awarded to him or her for the Performance Period. The Performance Objectives may relate to the future performance of the employee or of the Corporation or any subsidiary, division or department thereof by or in which the employee is employed during the Performance Period, the Market Price of the Common Stock or the increase thereof during the Performance Period, combinations thereof, or such other performance measures as the Committee determines to be appropriate. If the Performance Objectives established for an employee for the Performance Period are not met, the Committee may, nonetheless, in its sole discretion, determine that all or a portion of the Performance Shares have vested. If the Performance Objectives for a Performance Period are exceeded, the Committee may, in its sole discretion, grant additional, fully vested Performance Shares to the employee. At the time of an award of Performance Shares, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to the award, including, but not limited to, rules pertaining to the termination of employment of the employee prior to expiration of the Performance Period; provided, however, that, unless otherwise determined by the Committee, Performance Shares awarded to an employee shall become fully vested upon the employee's termination of employment during the Performance Period due to Disability, Retirement or death. The Committee may, in its sole discretion, adjust the Performance Objectives, the Performance Period and the base price of any Performance Shares to reflect significant, unforeseen events or changes.

     10.4 PAYMENT FOR PERFORMANCE SHARES. As soon as practicable following the end of a Performance Period, the Committee shall determine whether the Performance Objectives for the Performance Period have been achieved (and, if not achieved, whether to permit partial or full vesting pursuant to Section 10.3 hereof). If the Performance Objectives for the Performance Period have been exceeded, the Committee shall determine whether additional, fully vested Performance Shares shall be granted to the employee pursuant to Section 10.3 hereof. As soon as reasonably practicable after such determinations, or at such later date as the Committee shall determine at the time of grant, the Corporation shall pay to the employee an amount with respect to each vested Performance Share equal to the Market Price of a share of Common Stock on such payment date, or if the Committee shall so specify at the time of grant, an amount equal to (i) the Market Price of a share of Common Stock on such payment date less (ii) the base price of the Performance Share established by the Committee at the time of grant. Such base price shall be determined by the Committee in its sole discretion and may be equal to, or greater or less than, the Market Price of a share of Common Stock on the date of grant. Payment with respect to vested Performance Shares shall be made entirely in cash, entirely in Common Stock (which may include Restricted Shares) or in a combination of cash and Common Stock, as the Committee shall determine in its sole discretion.

     10.5 VOTING AND DIVIDEND RIGHTS. Except as provided in Article 12 hereof, no employee shall be entitled to any voting rights or to receive any dividends or other distributions with respect to Performance Shares, or to have his or her Performance Share Account credited or increased as a result of any dividends or other distributions with respect to the Common Stock. Notwithstanding the foregoing, within sixty days from the date of payment of a cash dividend by the Corporation on the Common Stock, the Committee, in its sole discretion, may credit an employee's Performance Share Account with additional Performance Shares having an aggregate Market Price equal to the cash dividend per share paid on the Common Stock multiplied by the number of Performance Shares credited to his or her account at the time the cash dividend was declared.


                                  ARTICLE 11

                               PERFORMANCE UNITS

     11.1 AWARD OF PERFORMANCE UNITS. For each Performance Period (as defined in Section 11.2 hereof), Performance Units may be granted under the Plan to such eligible employees of the Corporation and its subsidiaries as the Committee shall determine in its sole discretion. The award agreement relating to such Performance Units shall specify a value for each Performance Unit or shall set forth a formula for determining the value of each Performance Unit at the time of payment (the "Ending Value"). If necessary to make the calculation of the amount to be paid to the employee pursuant to Section 11.4 hereof, the Committee shall also state in the award agreement the initial value of each Performance Unit (the"Initial Value"). Performance Units granted to an employee shall be credited to an account established and maintained for such employee.

     11.2 PERFORMANCE PERIOD. For purposes of this Article 11, "Performance Period" shall mean such period of time as shall be determined by the Committee in its sole discretion over which the performance applicable to the Performance Unit award shall be measured. Different Performance Periods may be established for different employees receiving Performance Units and for different grants of Performance Units. Performance Periods may run consecutively or concurrently.

     11.3 RIGHT TO PAYMENT OF PERFORMANCE UNITS. With respect to each award of Performance Units under the Plan, the Committee shall specify at the time of the award the Performance Objectives that must be satisfied in order for the employee to vest in the Performance Units that have been awarded to him or her for the Performance Period. The Performance Objectives may relate to such performance measures as the Committee determines to be appropriate, including those described in Section 10.3 hereof with respect to Performance Shares. If the Performance Objectives established for an employee for the Performance Period are not met, the Committee may, nonetheless, in its sole discretion, determine that all or a portion of the Performance Units have vested. If the Performance Objectives for a Performance Period are exceeded, the Committee may, in its sole discretion, grant additional, fully vested Performance Units to the employee. At the time of an award of Performance Units, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to the award, including, but not limited to, rules pertaining to the termination of employment of the employee prior to expiration of the Performance Period; provided, however, that, unless otherwise determined by the Committee, Performance Units awarded to an employee shall become fully vested upon the employee's termination of employment during the Performance Period due to Disability, Retirement or death. The Committee may, in its sole discretion, adjust the Performance Objectives, the Performance Period and the Initial Value or Ending Value of any Performance Units to reflect significant, unforeseen events or changes.

     11.4 PAYMENT FOR PERFORMANCE UNITS. As soon as practicable following the end of a Performance Period, the Committee shall determine whether the Performance Objectives for the Performance Period have been achieved (and, if not achieved, whether to permit partial or full vesting pursuant to Section 11.3 hereof). If the Performance Objectives for the Performance Period have been exceeded, the Committee shall determine whether additional, fully vested Performance Units shall be granted to the employee pursuant to Section 11.2 hereof. As soon as reasonably practicable after such determinations, or at such later date as the Committee shall determine at the time of grant, the Corporation shall pay to the employee an amount with respect to each vested Performance Unit equal to the Ending Value of the Performance Unit or, if the Committee shall so specify at the time of grant, an amount equal to (i) the Ending Value of the Performance Unit less (ii) the Initial Value of the Performance Unit. Payment with respect to vested Performance Units shall be made entirely in cash, entirely in Common Stock (which may include Restricted Shares) or in a combination of cash and Common Stock, as the Committee shall determine in its sole discretion.


                                  ARTICLE 12

                      RECAPITALIZATION OR REORGANIZATION

     12.1 GENERAL. The existence of the Plan and awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Corporation to make or authorize any adjustment, recapitalization, reorganization or other change in the Corporation's capital structure or its business, any merger or consolidation of the Corporation, any issue of debt or equity securities of the Corporation having any priority or preference with respect to or affecting the Common Stock or the rights thereof, the dissolution or liquidation of the Corporation, any sale, lease, exchange or other disposition of all or any part of the Corporation's assets or business or any other corporate act or proceeding.

     12.2  CHANGES IN CAPITALIZATION.  Except as otherwise provided in this
Article 12, Options, Stock Appreciation Rights, Restricted Shares, Performance Shares, Performance Units and the agreements evidencing such awards shall be subject to adjustment by the Committee at its discretion as to the number, price and value of the shares, units or other consideration subject to such awards, or in such other respects as the Committee deems appropriate, in the event of changes in the outstanding Common Stock by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, spin offs, exchanges or other relevant changes in capitalization occurring after the date of grant of any such awards; provided, however, that, except as otherwise provided in Section 12.3 hereof, in the case of awards whose price or value is based on the Market Price of the Common Stock, appropriate adjustments shall be made to the price or value of such awards to prevent dilution or enlargement of rights in the event of stock dividends and stock splits with respect to the Common Stock.

     12.3  STOCK SPLITS AND STOCK DIVIDENDS; RECAPITALIZATIONS.

     (a) The shares with respect to which Options may be granted under the Plan are shares of Common Stock as presently constituted but if, and whenever, prior to the expiration of an Option theretofore granted, the Corporation shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Corporation, the number of shares of Common Stock with respect to which such Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

     (b) If the Corporation recapitalizes or otherwise changes its capital structure, thereafter upon any exercise of an Option theretofore granted the optionee shall be entitled to purchase under such Option, in lieu of the number of shares of Common Stock as to which such Option shall then be exercisable, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the optionee would have been entitled pursuant to the terms of the recapitalization or change in capital structure if, immediately prior to such recapitalization or change, the optionee had been the holder of record of the number of shares of Common Stock then covered by such Option.

     12.4  CHANGE OF CONTROL.

     (a) In the event of a Change of Control of the Corporation (as defined in Section 12.6 hereof), then no later than (i) two business days prior to any Change of Control referenced in clause (i), (iii) or (iv) of the definition thereof or (ii) ten business days after any Change of Control referenced in clause (ii) of the definition thereof, the Committee, acting in its sole discretion without the consent or approval of any optionee, shall act to effect one or more of the following alternatives with respect to outstanding Options under the Plan, which acts may vary among individual optionees and, with respect to acts taken pursuant to clause (i) above, may be contingent upon effectuation of the Change of Control: (A) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Change of Control) fixed by the Committee, after which specified date all unexercised Options and all rights of optionees thereunder shall terminate; (B) require the mandatory surrender to the Corporation by selected optionees of some or all of the outstanding Options held by such optionees (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date (before or after such Change of Control) specified by the Committee, in which event the Corporation shall thereupon cancel such Options and pay to each optionee an amount of cash per share of Common Stock subject to such Options equal to the excess, if any, of the Change of Control Value (as defined in Section 12.6 hereof) of the Common Stock over the per share exercise price(s) under such Options for such shares; (C) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Change of Control (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding); or (D) provide that thereafter upon any exercise of an Option theretofore granted the optionee shall be entitled to purchase under such Option, in lieu of the number of shares of Common Stock as to which such Option shall then be exercisable, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the optionee would have been entitled pursuant to the terms of the transaction constituting the Change of Control if, immediately prior to such transaction, the optionee had been the holder of record of the number of shares of Common Stock then covered by such Option.

     (b) In the event of a Change of Control of the Corporation, then no later than (i) two business days prior to any Change of Control referenced in clause
(i), (iii) or (iv) of the definition thereof or (ii) ten business days after any Change of Control referenced in clause (ii) of the definition thereof, the Committee, acting in its sole discretion without the consent or approval of any holder of a Stock Appreciation Right, shall act to effect one or more of the following alternatives with respect to outstanding Stock Appreciation Rights under the Plan, which acts may vary among individual holders, may vary among Stock Appreciation Rights held by individual holders and, with respect to acts taken pursuant to clause (i) above, may be contingent upon effectuation of the Change of Control: (A) accelerate the time at which Stock Appreciation Rights then outstanding may be exercised so that such Stock Appreciation Rights may be exercised in full for a limited period of time on or before a specified date (before or after such Change of Control) fixed by the Committee, after which specified date all unexercised Stock Appreciation Rights and all rights of holders thereunder shall terminate;
(B) require the mandatory surrender to the Corporation by selected holders of Stock Appreciation Rights of some or all of the outstanding Stock Appreciation Rights held by such holders (irrespective of whether such Stock Appreciation Rights are then exercisable under the provisions of the Plan) as of a date (before or after such Change of Control) specified by the Committee, in which event the Corporation shall thereupon cancel such Stock Appreciation Rights and pay to each holder an amount of cash per share of Common Stock subject to such Stock Appreciation Rights equal to the excess, if any, of the Change of Control Value of the Common Stock over the per share exercise price(s) of such Stock Appreciation Rights; or (C) make such adjustments to Stock Appreciation Rights then outstanding as the Committee deems appropriate to reflect such Change of Control (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Stock Appreciation Rights then outstanding).

     (c) Notwithstanding any contrary provisions of the Plan, with respect to any Restricted Shares outstanding at the time a Change of Control of the Corporation occurs, the Committee may, in its sole discretion, provide (i) for full vesting of all such Restricted Shares as of the date of such Change of Control and (ii) that all restrictions applicable to such Restricted Shares shall terminate as of such date.

     (d) Notwithstanding any contrary provisions of the Plan, with respect to any Performance Shares or Performance Units which have been granted but which are unpaid at the time a Change of Control of the Corporation occurs, the Committee may, in its sole discretion, provide (i) for full vesting of such awards as of the date of such Change of Control, (ii) for payment of the then value of such awards as soon as administratively feasible following the Change of Control, with the value of such awards to be based, to the extent applicable, on the Change of Control Value of the Common Stock, (iii) that any provisions in such awards regarding forfeiture of unpaid awards shall not be applicable from and after a Change of Control with respect to awards made prior to such Change of Control and (iv) that all performance measures applicable to unpaid awards at the time of a Change of Control shall be deemed to have been satisfied in full during the performance period upon the occurrence of such Change of Control.

     12.5 ISSUANCE OF SECURITIES. Except as hereinbefore expressly provided, the issuance by the Corporation of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Options or Stock Appreciation Rights theretofore granted, the purchase price per share of Common Stock subject to Options or the calculation of amounts payable with respect to Stock Appreciation Rights.

     12.6  CERTAIN DEFINITIONS.

     (a) A "Change of Control" of the Corporation shall mean any one of the following: (i) Continuing Directors (as hereinafter defined) no longer constitute at least two-thirds of the directors constituting the Board; (ii) any person or group of persons (as defined in Rule 13d-5 under the Securities Exchange Act of 1934), together with its affiliates, becomes the beneficial owner, directly or indirectly, of 20% or more of the Corporation's then outstanding common stock or 20% or more of the voting power of the Corporation's then outstanding securities entitled generally to vote for the election of directors of the Corporation; (iii) the occurrence of or the approval by the Corporation's stockholders of the merger or consolidation of the Corporation with any other corporation, the sale of any substantial portion of the assets of the Corporation or the liquidation or dissolution of the Corporation unless, in the case of a merger or consolidation, the Continuing Directors in office immediately prior to such merger or consolidation will constitute at least two-thirds of the directors constituting the board of directors of the surviving corporation of such merger or consolidation and any parent (as defined in Rule 12b-2 under the Securities Exchange Act of 1934) of such corporation; or (iv) at least a majority of the Continuing Directors in office immediately prior to any other action taken or proposed to be taken by the Corporation's stockholders or by the Board determines that such action constitutes, or that such proposed action, if taken, would constitute, a Change of Control of the Corporation and such action is taken. For purposes of this paragraph (a), "Continuing Director" means any person who either (i) is a director of the Corporation on the date of adoption of the Plan by the Committee or (ii) was designated as a Continuing Director by a majority of the Continuing Directors.

     (b)   "Change of Control Value" means the amount determined in clause
(i), (ii) or (iii), whichever is applicable, as follows: (i) the per share price offered to stockholders of the Corporation in any merger, consolidation, sale of assets or dissolution transaction; (ii) the price per share offered to stockholders of the Corporation in any tender offer or exchange offer whereby a Change of Control takes place; or (iii) if a Change of Control occurs other than as described in clause (i) or clause (ii), the fair market value per share determined by the Committee as of the date of the Change of Control or such other relevant date as may be determined by the Committee. If the consideration offered to stockholders of the Corporation in any transaction described in this
Section 12.6 consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

                                  ARTICLE 13

                          TERMINATION AND AMENDMENT

     13.1 TERM. Subject to the right of the Committee to terminate the Plan prior thereto, the Plan shall terminate at the expiration of ten years from the date of approval of the Plan by the stockholders of the Corporation.

     13.2 TERMINATION AND AMENDMENT. The Committee may at any time suspend, terminate, modify or amend the Plan, provided that any amendment that would (i) extend the term of the Plan, (ii) materially increase the aggregate number of shares that may be issued under the Plan (other than as provided in Article 12 hereof), (iii) materially increase the benefits accruing to employees under the Plan or (iv) materially modify the requirements as to eligibility for participation in the Plan, shall be subject to the approval of the Corporation's stockholders. Upon termination of the Plan, the terms of the Plan shall, notwithstanding such termination, continue to apply to awards granted prior to such termination. No suspension, termination, modification or amendment of the Plan may, without the consent of the employee to whom an award shall theretofore have been granted, adversely affect the rights of such employee under such award.


                                  ARTICLE 14

                               AWARD AGREEMENTS

     Each award of Options, Stock Appreciation Rights, Restricted Shares, Performance Shares and Performance Units under the Plan shall be evidenced by a written agreement containing such restrictions, terms and conditions, if any, as the Committee may require. In the event of any conflict between a written agreement and the Plan, the terms of the Plan shall govern.


                                  ARTICLE 15

                           MISCELLANEOUS PROVISIONS

     15.1  TAX WITHHOLDING; TAX PAYMENTS.

     (a) The Corporation shall have the right in connection with awards under the Plan to (i) require employees or their beneficiaries or legal representatives to remit to the Corporation or a subsidiary an amount sufficient to satisfy all federal, state and local withholding tax requirements and (ii) deduct from all payments under the Plan amounts sufficient to satisfy such withholding tax requirements. Whenever payments under the Plan are to be made to an employee in cash, such payments shall be net of any amounts sufficient to satisfy all federal, state and local withholding tax requirements. The Committee may, in its sole discretion, permit an employee to satisfy his or her tax withholding obligation in connection with an award under the Plan either by (i) surrendering to the Corporation or a subsidiary shares of Common Stock owned by the employee or (ii) having the Corporation withhold from shares otherwise deliverable to the employee. Shares surrendered or withheld shall be valued at their Market Price as of the date of surrender or withholding of such shares.

     (b) The Committee shall have the authority at the time of any award under the Plan or anytime thereafter to grant to employees who have received awards under the Plan the right to receive from the Corporation or a subsidiary tax offset payments ("Tax Offset Payments") to assist such employees in paying income taxes incurred as a result of their participation in the Plan. The Tax Offset Payments shall be determined by multiplying a percentage established by the Committee times all or a portion (as the Committee shall determine) of the taxable income recognized by an employee upon (i) the exercise of Options or Stock Appreciation Rights for Common Stock, (ii) the termination of restrictions on Restricted Shares or (iii) payment for Performance Shares or Performance Units in Common Stock. The percentage shall be established, from time to time, by the Committee at that rate which the Committee, in its sole discretion, determines to be appropriate and in the best interests of the Corporation to assist employees in paying income taxes incurred as a result of the events described in the preceding sentence. Tax Offset Payment rights shall be subject to the restrictions on transferability applicable to Options and Stock Appreciation Rights under Article 7 hereof. Tax Offset Payment rights shall be evidenced by a written agreement containing such terms and conditions, if any, not inconsistent with the Plan as the Committee may require. Tax Offset Payments under the Plan will not be made with respect to more than the maximum number of shares of Common Stock available for issuance under the Plan.

     15.2 COMPLIANCE WITH SECTION 16(B). In the case of employees who are or may be subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Act"), it is the intent of the Corporation that the Plan and any award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Act and will not be subjected to liability thereunder. If any provision of the Plan or any award hereunder would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to employees who are or may be subject to Section 16 of the Act.

     15.3  MARKET PRICE OF COMMON STOCK.  For purposes of the Plan, the
"Market Price" of the Common Stock on any day shall be determined as follows:
(i) if the Common Stock is listed on a national securities exchange or quoted through the NASDAQ National Market System, the Market Price on any day shall be the average of the high and low reported Consolidated Trading sales prices of the Common Stock for such day, or if no such sale is made on such day, the average of the closing bid and asked prices of the Common Stock reported on the Consolidated Trading listing for such day; (ii) if the Common Stock is quoted on the NASDAQ inter-dealer quotation system, the Market Price on any day shall be the average of the representative bid and asked prices of the Common Stock at the close of business for such day; or (iii) if the Common Stock is not listed on a national securities exchange or quoted on the NASDAQ National Market System or inter-dealer quotation system, the Market Price on any day shall be the average of the high bid and low asked prices of the Common Stock reported by the National Quotation Bureau, Inc. for such day. If the Common Stock is not publicly traded at the time a determination of its value is required to be made under the Plan, the determination of the Market Price of the Common Stock shall be made by the Committee in such manner as it deems appropriate.

     15.4 SUCCESSORS. The obligations of the Corporation under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Corporation, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Corporation.

     15.5 GENERAL CREDITOR STATUS. Employees shall have no right, title or interest whatsoever in or to any investments that the Corporation may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Corporation or a subsidiary, on the one hand, and any employee or beneficiary or legal representative of such employee, on the other. To the extent that any person acquires a right to receive payments from the Corporation under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Corporation. All payments to be made hereunder shall be paid from the general funds of the Corporation and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

     15.6 NO RIGHT TO EMPLOYMENT. Nothing in the Plan or in any written agreement entered into pursuant to Article 14 hereof, nor the grant of any award, shall confer upon any employee any right to continue in the employ of the Corporation or a subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such written agreement or interfere with or limit the right of the Corporation or a subsidiary to modify the terms of or terminate such employee's employment at any time.

     15.7 OTHER PLANS. Effective upon the approval of the Plan by the stockholders of the Corporation, no further awards shall be made under the Corporation's 1988 Incentive Stock Plan and 1993 Non-Qualified Stock Option Plan (the "Prior Plans"). Thereafter, all awards made under the Prior Plans prior to approval of the Plan by the stockholders shall continue in accordance with the terms of the Prior Plans.

     15.8 NOTICES. Notices required or permitted to be made under the Plan shall be sufficiently made if personally delivered to the employee or sent by regular mail addressed (a) to the employee at the employee's address as set forth in the records of the Corporation or its subsidiaries or (b) to the Corporation or the Committee at the principal executive offices of the Corporation clearly marked "Attention: Corporate Secretary".

     15.9 SEVERABILITY. In the event that any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     15.10 NO RESTRICTION OF CORPORATE ACTION. Nothing contained in the Plan shall be construed to prevent the Corporation or any subsidiary from taking any corporate action which is deemed by the Corporation or such subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any award made under the Plan. No employee, beneficiary or other person shall have any claim against the Corporation or any subsidiary as a result of such action.

     15.11 GOVERNING LAW. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Texas.



69100 00065 CORP 63625